Exhibit 99.77(Q)


                                    Exhibits

(a)(1) Abolition of Series of Shares of Beneficial Interest effective May 30, 2007 to the Amended and Restated Declaration of Trust dated February 25, 2003, as amended regarding ING MidCap Value Fund and SmallCap Value Fund - Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(a)(2) Certificate of Amendment of Declaration of Trust and Redesignation of Series effective June 6, 2007 to the Amended and Restated Declaration of Trust dated February 25, 2003, as amended, regarding ING Principal Protection Fund III
- Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(a)(3) Certificate of Amendment of Declaration of Trust and Redesignation of Series effective October 9, 2007 to the Amended and Restated Declaration of Trust dated February 25, 2003, as amended, regarding ING Principal Protection Fund IV - Filed as an exhibit to Post-Effective Amendment No. 83 on October 4, 2007 and incorporated herein by reference.

(a)(4) Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest effective November 19, 2007 to the Amended and Restated Declaration of Trust dated February 25, 2003, as amended, regarding Class W Shares for ING LargeCap Value Fund, ING Opportunistic LargeCap Fund, ING Real Estate Fund, ING SmallCap Opportunities Fund, ING SmallCap Value Choice Fund and and ING Value Choice Fund - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A filed on December 14, 2007 and incorporated herein by reference.

(a)(5) Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest effective November 19, 2007 to the Amended and Restated Declaration of Trust dated February 25, 2003, as amended, regarding ING Equity Dividend Fund - Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A filed on December 3, 2007 and incorporated herein by reference.
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(e)(1) Amended Schedule A dated September 2007 to the Sub-Advisory Agreement dated January 30, 2002 between ING Investments LLC and Brandes Investment Partners, L.P. - Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(e)(2) Amended Schedule B dated September 2007 to the Sub-Advisory Agreement dated January 30, 2002 between ING Investments LLC and Brandes Investment Partners, L.P. - Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(e)(3) Fourth Amendment dated September 15, 2007 to the Sub-Advisory Agreement dated September 23, 2002 between ING Investments, LLC and ING Investment Management Co. - Filed herein.

(e)(4) Fourth Amendment dated September 15, 2007 to the Sub-Advisory Agreement dated May 9, 2001 between ING Investments, LLC and ING Investment Management Co.
- Filed herein.

(e)(5) Sub-Advisory Agreement dated November 16, 2007 between ING Investments, LLC and NWQ Investment Management Company, LLC with respect to ING SmallCap Value Fund - Filed herein.

(e)(6) Sub-Advisory Agreement dated November 16, 2007 between ING Investments, LLC and Tradewinds Global Investors, LLC with respect to ING Value Choice Fund - Filed herein.